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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  __________



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 31, 1996


                                SUNAMERICA INC.
              (Exact name of registrant as specified in charter)


          Maryland                   1-4618            86-0176061
(State or other jurisdiction         (Commission       (IRS Employer
  of incorporation)                  File Number)      Identification No.)


           1 SunAmerica Center, Los Angeles, California  90067-6022
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (310) 772-6000
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ITEM 5.        Other Events.

               Exhibits are filed herewith in connection with (A) the issuance by SunAmerica Inc. (the "Company") pursuant to the Company's Registration Statement on Form S-3 (File No. 333-14201) of (i) 11,500,000 Premium Equity Redemption Cumulative Security Units, 8 1/2% PERCS Units (the "PERCS Units"),
(ii) $375,000,000 principal amount of 6.20% Notes due October 31, 1999 (the "Series 1 Notes") and (iii) $56,250,000 principal amount of 6.20% Notes due October 31, 1999, Series 2 (the "Series 2 Notes") and (B) the execution and delivery of an indenture supplement to the Junior Subordinated Indenture dated March 15, 1995 between the Company and The First National Bank of Chicago as Trustee.


ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.


                                   EXHIBITS

Exhibit 1.1          -     Underwriting Agreement dated October 31, 1996 among
                           the Company and Morgan Stanley & Co. Incorporated,
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           Goldman, Sachs & Co. and Smith Barney Inc., as representatives of the Underwriters named therein, relating to the PERCS Units

Exhibit 1.2          -     First Amendment to the Underwriting Agreement filed
                           as Exhibit 1.1

Exhibit 1.3          -     Underwriting Agreement dated October 31, 1996 among
                           the Company and Goldman, Sachs & Co., Merrill
                           Lynch, Pierce, Fenner & Smith Incorporated, J.P.
                           Morgan Securities Inc. and Morgan Stanley & Co.
                           Incorporated relating to the Series 1 Notes.

Exhibit 1.4          -     Underwriting Agreement dated November 4, 1996 among
                           the Company and Goldman, Sachs & Co., Merrill
                           Lynch, Pierce, Fenner & Smith Incorporated, J.P.
                           Morgan Securities Inc. and Morgan Stanley & Co.
                           Incorporated relating to the Series 2 Notes

Exhibit 4.1          -     Form of Series 1 Note

Exhibit 4.2          -     Form of Series 2 Note

Exhibit 4.3          -     Purchase Contract Agreement dated November 6, 1996
                           between the Company and The Bank of New York, as Purchase Contract Agent (including Form of Security
                           Certificate)

Exhibit 4.4          -     Pledge Agreement dated November 6, 1996 among the
                           Company, The First National Bank of Chicago, as
                           Collateral Agent, and The Bank of New York, as
                           Purchase Contract Agent

Exhibit 4.5          -     Prepaid Securities Indenture dated November 1, 1996
                           between the Company and The Bank of New York, as Trustee

Exhibit 4.6          -     Supplemental Indenture dated November 6, 1996 to
                           the Prepaid Securities Indenture (including Form of
                           Certificate for the Prepaid Securities)

Exhibit 4.7          -     Supplemental Indenture dated October 28, 1996 to
                           the Senior Indenture dated April 15, 1993, as amended by the indenture supplement dated June 28, 1993, between the Company and The First National
                           Bank of Chicago, as Trustee

Exhibit 4.8          -     Supplemental Indenture dated October 28, 1996 to
                           the Junior Subordinated Indenture dated March 15,
                           1995 between the Company and The First National Bank of Chicago, as Trustee.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SUNAMERICA INC.



Date:  October 31, 1996

                                       By: /s/ Susan L. Harris
                                             Susan L. Harris
                                             Senior Vice President and
                                                Secretary